Exhibit 99.1

© 2013 Altisource. All rights reserved. Proprietary and Confidential. November 25, 2013 Lenders Presentation

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 1 Forward Looking Statements/Non-GAAP Measures This presentation contains forward-looking statements. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe” and similar expressions. We caution that forward-looking statements are qualified to certain risks and uncertainties that could cause actual results and events to differ materially from what is contemplated by the forward-looking statements. Factors which could cause actual results to differ materially from these forward looking statements may include, without limitation, general economic conditions, conditions in the markets in which Altisource is engaged, behavior of customers, suppliers and/or competitors, technological developments and regulatory rules. In addition, financial risks such as currency movements, liquidity and credit risks could influence future results. The foregoing list of factors should not be construed as exhaustive. Altisource disclaims any intention or obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Altisource management utilizes certain non-GAAP measures such as earnings before interest, taxes, depreciation and amortization, or EBITDA, as a key metric in evaluating its financial performance. EBITDA should be considered in addition to, rather than as a substitute for, income before income taxes, net income attributable to Altisource and cash flows from operations. This non-GAAP measure is presented as supplemental information and reconciled to net income attributable to Altisource in the Appendix.

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 2 Summary Term Sheet Borrower: Altisource Solutions S.a r.l. (the “Borrower”) Facility: Senior Secured Term Loan B Maturity: November 27, 2020 (extend by one year from existing) Guarantors: Parent and each material direct and indirect restricted subsidiary of the Borrower (same as existing) Security: Substantially all assets and capital stock of the Borrower and the Guarantors (same as existing) Amount: $397.5 million Pricing: TBD LIBOR Floor: TBD Issue Price: TBD Optional Prepayments: Reset 101 soft call for six months Mandatory Prepayments: -100% Asset Sales (with re-investment rights and carveouts) -100% Debt Issuance (with carveouts) -50% Excess Cash Flow Sweep stepping down to 25% and 0% based on Senior Secured Leverage ratios of 3.50x and 2.75x, respectively (0.25x increase from current step-down ratios) Scheduled Amortization: 1% per annum, bullet at maturity Incremental Facilities: -$200 million subject to pro forma Senior Secured Leverage of <3.0x; subject to 50 bps MFN (same as existing); -Allow for up to $100 million revolver, subject to pro forma Senior Secured Leverage of < 3.0x Negative Covenants: Same as existing. Amended to reset: 1) General Investment Basket – Greater of $25 million, or 18% of Consolidated Adjusted EBITDA 2) Restricted Payments Basket – $35 million Financial Covenants: Covenant-lite (same as existing)

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 3 Pro Forma Capitalization .Altisource has delevered significantly since the incremental term loan offering in May 2013 .The refinancing will lower cash interest expense and further enhance the Company’s free cash flow profile (1) Presented as previously marketed at incremental issuance. (2) As of November 22, 2013. $ in millions Add-On TL (1) Actual PF 3/31/2013 9/30/2013 Cash & Cash Equivalents $146.1 $212.6 Term Loan B 399.5 397.5 Total Debt $399.5 $397.5 Market Value of Equity (2) 1,710.6 3,851.6 Total Capitalization $2,110.1 $4,249.1 LTM EBITDA $144.4 $183.3 Pro Forma Cash Interest 23.0 18.9 Capital Expenditures 26.4 31.9 Total Debt / EBITDA 2.8x 2.2x Net Debt / EBITDA 1.8x 1.0x Total Debt / Total Capitalization 18.9% 9.4% EBITDA / Pro Forma Cash Interest 6.3x 9.7x (EBITDA - Capex) / Pro Forma Cash Interest 5.1x 8.0x

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 4 Timeline November 2013 December 2013 November 25th December 4th December 9th Lender call Post Loan Documents for lenders Commitments due from lenders Comments due on loan documents Closing and Funding

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 5 Management Presenters .William B. Shepro, Chief Executive Officer .Michelle D. Esterman, Chief Financial Officer

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 6 Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.à r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property Offices of other countries. Company Overview

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 7 Altisource Chairman: William C. Erbey CEO: William B. Shepro Employees: ~7,600 NASDAQ: ASPS Market Cap: (Oct. 31, 2013) $3.6 Billion Performance since August 2009 Separation from Ocwen® CAGR Market Capitalization: (Through Oct. 31, 2013) 91% CAGR Revenue: (Through Sept. 30, 2013) 39% CAGR Pre-tax Income* (Through Sept. 30, 2013) 33% * - Attributable to Altisource Separated from Ocwen in August 2009 Capital light business model – Strong free cash flow – The faster we grow; the faster our cash flow grows Strong growth prospects in very large markets

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 8 Marketplaces .Home Sales .Home Rentals .Home Maintenance .Mortgage Originations .Mortgage Servicing Real Estate Marketplace Mortgage Marketplace Vision To be the premier real estate and mortgage marketplace offering both content and distribution to the marketplace participants Mission To offer homeowners, buyers, sellers, agents, mortgage originators and servicers trusted and efficient marketplaces to conduct real estate and mortgage transactions and improve outcomes for market participants

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 9 Real Estate Marketplace Mortgage Marketplace Market Sizes 1 Source: National Association of Realtors® 2 Source: U.S. Census Bureau 3 Represents housing with 1 – 4 units 4 Source: Mortgage Bankers Association (September 2013) and internal estimates 5 Source: Internal estimates 6 Source: Moody’s CreditForecast.com (March 2013) 7 Source: Federal Reserve .Home Sales 1 .5.4 million homes sold in the United States in the 12 months ended July 2013 for an aggregate sales price of $1.3 trillion .Home Rentals 2 .21.3 million single family rental homes 3 in the United States .Home Maintenance 2 .76.1 million owner-occupied homes in the United States .$396 per year per owner occupied home spent on home maintenance (excluding home improvement) (median amount) .Mortgage Originations .An estimated 7.0 million loans 4 will be originated in the United States in 2013 with unpaid principal balances of $1.6 trillion 4 .Between 15 and 20 transactions are ordered in connection with an originated loan 5 .Mortgage Servicing .48.6 million 6 mortgage loans outstanding in the United States with $9.9 trillion 7 of unpaid principal balances

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 10 Business Overview (1) Excludes 624 employees in our corporate segment (2) Excludes Corporate Items and Eliminations of ($22.7mm) revenue and ($38.1mm) operating income (3) As of September 30, 2013. Customers overlap between segments .Services that span the mortgage and real estate lifecycles and are typically outsourced by loan servicers, loan originators and home owners .Accounts receivable management and customer relationship management services .Technology solutions for loan servicing, vendor management, invoice presentment and payment and infrastructure support .U.S. .Luxembourg .India .Philippines .3,428 .2,804 .976 .$537.7mm .$81.5mm .$90.4mm .$163.3mm .$15.9mm .$9.9mm Technology Services Mortgage Services Altisource 9/30/13 LTM Revenue: $686.9mm 9/30/13 LTM Operating Income: $151.0mm 9/30/13 LTM EBITDA: $183.3mm Financial Services Description Locations Employees 1 LTM Key Metrics Revenue 2 Operating Income Customers 3 .14 .146 .399 .U.S. .India .U.S. .India

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 11 Mortgage Services – Summary Revenue growth principally from continued growth of Ocwen, services expansion and growth of services provided to Lenders OneTM members Operating margins have generally expanded due to scale benefits and operating efficiencies, partially offset by amortization of the intangible assets associated with the 2013 acquisition of the fee based businesses Overview 2008 – 9/30/13 LTM CAGR: 62% (1) Operating margin is calculated using Service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest (2) Does not include eliminations. Some categories include default and originations related revenue

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 12 Mortgage Services – Overview A full range of solutions from valuation and back-office administrative support to real estate sales .Valuation .Due Diligence and Quality Control .Underwriting .Settlement Services .Title Insurance .Flood Certification .Lenders One TM ORIGINATION .Valuation .Property Preservation and Inspection .Mortgage Component Services LOSS MITIGATION .Valuation .Property Preservation and Inspection .Title Search Services .Foreclosure Trustee Services .Default Processing Services .Deed-in-lieu and Short Sales DEFAULT MANAGEMENT .Valuation .Field Services .Construction Management .Property Management .Settlement Services .Title Insurance .Eviction Management REO AND PROPERTY MANAGEMENT .Real Estate Sales .Leasing Services .Online Marketing and Sales Services: .Auction .Short Sale .REO Sales .Note Sales REAL ESTATE SALES & LEASING

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 13 (1) Operating margin is calculated using Service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest (2) Operating income and margin exclude $2.8mm of goodwill impairment recognized in 2010 Financial Services – Summary 55 During 2013, asset recovery management significantly expanded its higher margin mortgage charge-off collections services Operating margins have expanded due to our expense management initiatives and customer base evolution toward the more stable and profitable customer relationship management and mortgage charge-off collections businesses (2) Overview

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 14 Technology Services – Summary Revenue growth primarily from Ocwen’s portfolio growth Operating margins have recently declined as we invest in personnel to accelerate our next generation technology development to support our anticipated growth 2008 – 9/30/13 LTM CAGR: 16% Overview Operating margin is calculated using Service revenue, which we define as revenue less revenue from expense reimbursement and non-controlling interest

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 15 Key Investment Highlights Successful Service Development Track Record Strong Recurring Cash Flows Seasoned Management Team Next Generation Technology Strong Revenue Growth altiso 1 2 3 4 5

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 16 Strong Recurring Cash Flows Altisource is a fee-based transactional business with strong cash flows 2008 – 9/30/13 LTM CAGR: 42% 1 (1) Free Cash Flow Conversion defined as EBITDA minus capital expenditures as a percentage of EBITDA (2) Decline reflects investment in a new disaster recovery data center (2)

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 17 .Service agreement with Ocwen through August 31, 2025: continued growth at Ocwen drives growth at Altisource .Manager of the Lenders One mortgage cooperative: 12.5% of the U.S. residential mortgage market Strong Revenue Growth: Affinity Relationships 2 (1) Information is as of the last day of the year or quarter (2) Market share data based on data published by the Mortgage Banker’s Association (considers member volumes only from the date of joining) 2008 – 9/30/13 LTM CAGR: 65%

Strong Revenue Growth: Growth Initiatives

Altisource®

Marketplace: Real Estate

- Expanding Hubzu to other institutions and the non-distressed home sale market
- Providing asset management services to the single family rental market
- Supporting Ocwen's growth

Marketplace: Mortgage

- Growing our origination related services through our access to over 12% of the U.S. origination market through Lenders One and Ocwen
- Supporting Ocwen's growth
- Developing NextGen REALServicing® technology

Distribution and Transaction Solutions

- Developing NextGen REALDoc®, REALTrans®, REALRemit® technologies, among others
- Deploying platform business process outsourcing offerings leveraging our next generation software with traditional BPO services
- Expanding mortgage charge-off collection practice

© 2013 Altisource. All rights reserved. Proprietary and Confidential.

Page | 18

Thinking Ahead. Delivering Today.®

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 19 .Key terms – Acquired Equator, LLC for $70 million at closing and up to $80 million in earn out – Earn out may be achieved based on Equator’s financial performance over the next three years .Proven core business – Strong revenue growth – Established marquee client base – Proven technology platform – Experienced management team .Revenue expansion opportunities – Offering Altisource’s Mortgage Services through the Equator marketplace, with an initial focus on Hubzu – Offering Altisource’s complementary technology solutions to Equator’s customers – Leveraging Equator’s large real estate agent network to drive more non-distressed listings to Hubzu Strong Revenue Growth: Equator Transaction Complementary acquisition that enhances Altisource’s Real Estate and Mortgage Marketplaces and related transaction solutions 2

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 20 .Next generation technology supports the essence of what Altisource does: – Manages a distributed network of vendors – Processes the work – Delivers the product to our clients – Pays the vendors – Collects receivables .Allows Altisource to operate in a much more efficient and effective manner, increasing margins for Altisource and our clients .Supports Altisource’s and Ocwen’s growth Next Generation Technology Extensible, scalable and secure technology platform drives services delivery and innovation 3

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 21 48.1 62.7 81.3 114.4 122.9 23.6 57.5 89.4 129.4 174.5 15.4 29.2 48.7 52.6 25.0 58.9 78.3 0.6 13.1 1.1 71.7 135.7 224.9 351.9 442.6 $0 $100 $200 $300 $400 $500 2009 2010 2011 2012 LTM 9/30/2013 Mortgage Services Service Revenue ($ mm) Pre-Spin Services Services Launched in 2009 Services Launched in 2010 Services Launched in 2011 Services Launched in 2012 Services Launched in 2013 Successful Service Development Track Record 4 Services Launched in 2009 .REO Asset Management and Brokerage .Property Preservation .Property Inspection .Default Management .Foreclosure Trustee Services Launched in 2010 .Insurance Services .Origination Management Services (MPA) .Consumer Portal .Posting and Publication Services Launched in 2011 .Origination Valuation .Trustee Sale Guarantee .Quality Control and Fulfillment .Flood Reseller(1) (1) Revenue from Flood Reseller service is recorded in the Technology Services segment and is not included in the above chart Services Launched in 2012 .Origination Title .Mortgage Modification Guarantee .Commercial Title .Rental Property Management .Hybrid Valuation Proven track record of incubating, launching and expanding services offered drives new growth initiatives 65% CAGR from 2009 through LTM 9/30/2013Services Launched in 2013 .Short Sale .Reverse Mortgage Title .Pre-purchase Review .Pre-funding Quality Check

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 22 Seasoned Management Team 5 Strong management team with significant industry experience Name Title Industry Experience Relevant Experience William B. Shepro Chief Executive Officer and Director 18 Previously served as President and COO of Ocwen Solutions, President of Global Servicing Solutions, LLC, VP of Ocwen Recovery Group, and SVP, Director and Senior Manager of Commercial at Ocwen Financial Corporation Michelle D. Esterman Chief Financial Officer 17 Previously served as Senior Manager, Audit & Enterprise Risk Services for Deloitte & Touche, LLP from 1996 to 2012. She began her career with Georgia Pacific Corp. in 1994Kevin J. Wilcox Chief Administration Officer and General Counse l20 Previously served as EVP, CAO and Corporate Secretary and SVP of Human Resources & Corporate Services of Ocwen Mark J. Hynes President, Technology Products 19 Previously served as VP of Spend Management of Altisource Portfolio Solutions S.A., President of Digi-Net Technologies, Inc. and Founder and COO of Xevo, Inc Vivek Bhandari President, Financial Services 12 Previously headed Nationwide Credit Inc's offshore delivery centers and served as Manager of ICICI Bank and Tata Motors Joseph A. Davila President, Mortgage Services 20 Previously served as Vice President of Operations at Capital One Financial Corporation. He began his career as a consultant for Price Waterhouse and Bain & Company Jeffrey R. McGuiness CEO Lenders One TM 23 Previously served as EVP of consumer banking and originations at Aurora Bank, EVP of direct-to-consumer lending at American Home Mortgage and multiple senior management positions at Citi Mortgage Eric M. Koenig President, Hubzu®20 Previously served as Chief Operating Officer and Senior Vice President of Global Business Operations at Expedia, Senior Vice President, Head of Corporate Development and Strategy at AON and held executive product and engineering leadership roles in Motorola and NAVTEQ

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 23 Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.à r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property Offices of other countries. Financial Performance

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 24 Financial Metrics 2008 – 9/30/13 LTM CAGR: 36% (1) EBITDA defined as net income attributable to Altisource plus interest expense, income taxes, depreciation and amortization Altisource has experienced significant growth due to service expansion, national roll-out of services and operating efficiencies

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 25 Financial Metrics (cont’d)

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 26 Service Revenue Scenarios Legend 3.bmpNote: The above scenarios do not assume any reinvestment of the cash generated from the businesses Creating a stable, long-term revenue stream for Altisource as delinquency rates decline. The scenarios are for illustrative purposes only, are not updated every quarter and do not represent a forecast $0 $400 $800 $1,200 $1,600 2012 2013 2014 2015 2016 2017 Scenario 1 $0 $400 $800 $1,200 $1,600 2012 2013 2014 2015 2016 2017 Scenario 2

Service Revenue Scenarios: Assumptions

Portfolio acquisition assumptions	Scenario 1	Scenario 2
Annual non-GSE portfolio acquisitions by Ocwen in 2014, 2015 and 2016 (no non-GSE portfolio acquisitions in 2017)	None	$100 billion

Assumptions applicable to all scenarios	2013	2014	2015	2016	2017	Through Q3 2013
Default related						
Non-GSE delinquency rate[1, 2]	28.3%	23.6%	20.2%	19.2%	18.9%	28.9%
GSE delinquency rate[1, 2] on legacy portfolios acquired by Ocwen through March 31, 2013	19.8%	17.1%	13.7%	12.7%	13.1%	19.4%
GSE delinquency rate[1] on new portfolios acquired or originated by Ocwen subsequent to March 31, 2013	0%	0%	0%	0%	0%	0%
Originations related						
U.S. loan originations ($bn) [3]	1,410	1,061	900	1,100	1,300	1,345
Lenders One and Ocwen share of U.S. loan origination market	11.4%	13.3%	13.7%	15.2%	15.2%	12.5%
Origination related services revenue expressed as basis points of loans originated by Lenders One members and Ocwen	3.5	6.2	10.2	13.4	15.5	1.9
Technology Services						
Number of performing GSE loans on REALServicing® (related to Ocwen PMSR acquisitions or new originations occurring subsequent to March 31, 2013) that generates Technology Services revenue only [4]	-	386,320	409,329	479,023	581,009	-
Residential asset business - average rental homes under management	113	1,580	5,700	13,631	24,081	15
Hubzu – non-Ocwen properties sold	2,500	17,000	26,250	36,480	49,376	4
Financial Services - annual revenue growth rate	24.9%	18.0%	9.6%	9.7%	9.6%	34.9%

[1] Delinquency rate is calculated as the average % of total number of loans that are delinquent for more than 30 days, including loans in bankruptcy, foreclosure and REO
[2] Delinquency rates are projected to decline at the same rate as projected by Moody's CreditForecast.com
[3] U.S. loan origination projections for 2013 and 2014 based on Mortgage Bankers Association March 22, 2013 forecast. U.S. loan origination projections from 2015 to 2017 based on Moody's Analytics. U.S. loan origination projection for Actual 2013 YTD is based on the Mortgage Bankers Association September 23, 2013 forecast
[4] Consists of Ally Bank portfolio expected to be boarded in 2014 and loans originated by Ocwen's origination platform

© 2013 Altisource. All rights reserved. Proprietary and Confidential.
Page | 27
Thinking Ahead. Delivering Today.®

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 28 Key Investment Highlights Successful Service Development Track Record Strong Recurring Cash Flows Seasoned Management Team Next Generation Technology Strong Revenue Growth altiso 1 2 3 4 5

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 29 Altisource, the Altisource logo, the “REAL” family of trademarks and service marks, and certain other marks identified herein are trademarks or service marks of Altisource Solutions S.à r.l. or its subsidiaries. These marks may be registered with the United States Patent and Trademark Office and Intellectual Property Offices of other countries. Appendix

© 2013 Altisource. All rights reserved. Proprietary and Confidential. Page | 30 Historical Financial Information – EBITDA Reconciliation and Capital Expenditures Year Ended December 31, LTM ($ mm) 2008 2009 2010 2011 2012 9/30/13 Net Income attributable to Altisource $9.2 $26.0 $49.3 $71.1 $110.6 $124.8 Income tax provision 5.4 11.6 (0.4) 7.9 8.7 6.5 Interest expense, net of interest income 2.6 1.6 0.1 0.1 1.0 14.5 Depreciation, amortization and goodwill impairment 10.4 8.1 14.9 13.6 17.8 37.6 EBITDA 27.6 47.3 63.8 92.8 138.2 183.3 Capital Expenditures $5.2 $7.5 $11.6 $16.4 $35.6 $31.9